UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2020

PFIZER INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3619	13-5315170
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

235 East 42nd Street New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 733-2323

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.05 par value	PFE	New York Stock Exchange
0.250% Notes due 2022	PFE22	New York Stock Exchange
1.000% Notes due 2027	PFE27	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 5.03 below is incorporated herein by reference. The Preferred Shares (defined below) were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 12, 2020, Pfizer Inc. (“Pfizer”) filed with the Secretary of State of the State of Delaware a Certificate of Designation of Series B Junior Participating Redeemable Preferred Stock (the “Certificate of Designation”). The Certificate of Designation was adopted by resolution of the Company’s Board of Directors pursuant to the Restated Certificate of Incorporation of the Company, as amended (the “Charter”), which vests in Pfizer’s Board of Directors the authority to provide for the authorization and issuance of one or more series of preferred stock of Pfizer within the limitations and restrictions set forth in the Charter.

On November 12, 2020, Pfizer entered into an exchange agreement with (i) the Rabbi Trust for the Pfizer Inc. Performance-Contingent Share Award Program, the Pfizer Inc. Stock and Incentive Plan, the Pfizer Inc. 2001 Stock and Incentive Plan and the Pfizer Inc. 2001 Performance-Contingent Share Award Program, (ii) the Rabbi Trust pursuant to the Grantor Trust Agreement (Common Stock) dated October 6, 2009 by and between Wyeth and The Northern Trust Company and (iii) certain wholly-owned subsidiaries of Pfizer (collectively, the “Exchange Parties”), pursuant to which Pfizer issued 1/100th of a share of Series B Junior Participating Redeemable Preferred Stock, without par value (“Preferred Shares”) to each Exchange Party for each share of common stock, par value $0.01 per share, of Pfizer (“Pfizer Common Stock”) held by such Exchange Party (the “Exchange”). Pfizer issued an aggregate of 6,250,791.94 Preferred Shares to the Exchange Parties in the Exchange. The Exchange is intended to ensure that the Exchange Parties do not receive shares of common stock, par value $0.01 per share, of Upjohn Inc. (“Upjohn Common Stock”) in connection with Pfizer’s previously announced planned separation and distribution of its global, primarily off-patent branded and generic established medicines business, which will be combined with Mylan N.V. (the “Proposed Transaction”).

The Preferred Shares are redeemable, at the option of Pfizer, for shares of Pfizer Common Stock at the redemption rate set forth in the Certificate of Designation. If Pfizer completes the distribution of Upjohn Common Stock in the Proposed Transaction, then the Preferred Shares will automatically be redeemed by Pfizer for shares of Pfizer Common Stock, at the redemption rate set forth in the Certificate of Designation. The Preferred Shares have such other powers, privileges, preferences and relative participating, optional or other rights, and the qualifications, limitations or restrictions thereof, as are set forth in the Certificate of Designation. The Certificate of Designation is attached hereto as Exhibit 3.1, and is incorporated herein by reference, and the foregoing summary of the Preferred Shares is qualified in its entirety by reference thereto.

Forward-Looking Statements

This communication contains “forward-looking statements”. Such forward-looking statements may include, without limitation, statements about the Proposed Transaction, the expected timetable for completing the Proposed Transaction, the benefits and synergies of the Proposed Transaction, future opportunities for the combined company and products and any other statements regarding Pfizer’s, Mylan’s, the Upjohn business’s (the “Upjohn Business’s”) or the combined company’s future operations, financial or operating results, capital allocation, dividend policy, debt ratio, anticipated business levels, future earnings, planned activities, anticipated growth, market opportunities, strategies, competitions, and other expectations and targets for future periods. Forward looking statements may often be identified by the use of words such as “will”, “may”, “could”, “should”, “would”, “project”, “believe”, “anticipate”, “expect”, “plan”, “estimate”, “forecast”, “potential”, “pipeline”, “intend”, “continue”, “target”, “seek” and variations of these words or comparable words. Because forward-looking statements inherently involve risks and uncertainties, actual future results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: ongoing challenges and uncertainties posed by the COVID-19 pandemic for businesses and governments around the world; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the Proposed Transaction; changes in relevant tax and other laws; the parties’ ability to consummate the Proposed Transaction; the conditions to the completion of the Proposed Transaction not being satisfied or waived on the anticipated timeframe or at all; inherent uncertainties involved in the estimates and judgments used in the preparation of financial statements and the providing of estimates of financial measures, in accordance with U.S. GAAP and related standards or on an adjusted basis; the integration of Mylan and the Upjohn Business being more difficult, time consuming or costly than expected; Mylan’s, the Upjohn Business’s and the combined company’s failure to achieve expected or targeted future financial and operating performance and results; the possibility that the combined company may be unable to achieve expected benefits, synergies and operating efficiencies in connection with the Proposed Transaction within the expected time frames or at all or to successfully integrate Mylan and the Upjohn Business; customer loss and business disruption being greater than expected following the Proposed Transaction; the retention of key employees being more difficult following the Proposed Transaction; Mylan’s, the Upjohn Business’s or the combined company’s liquidity, capital resources and ability to obtain financing; any regulatory, legal or other impediments to Mylan’s, the Upjohn Business’s or the combined company’s ability to bring new products to market, including but not limited to where Mylan, the Upjohn Business or the combined company uses its business judgment and decides to manufacture, market and/or sell products, directly or through third parties, notwithstanding the fact that allegations of patent infringement(s) have not been finally resolved by the courts (i.e., an “at-risk launch”); success of clinical trials and Mylan’s, the Upjohn Business’s or the combined company’s ability to execute on new product opportunities; any changes in or difficulties with Mylan’s, the Upjohn Business’s or the combined company’s manufacturing facilities, including with respect to remediation and restructuring activities, supply chain or inventory or the ability to meet anticipated demand; the scope, timing and outcome of any ongoing legal proceedings, including government investigations, and the impact of any such proceedings on Mylan’s, the Upjohn Business’s or the combined company’s consolidated financial condition, results of operations and/or cash flows; Mylan’s, the Upjohn Business’s and the combined company’s ability to protect their respective intellectual property and preserve their respective intellectual property rights; the effect of any changes in customer and supplier relationships and customer purchasing patterns; the ability to attract and retain key personnel; changes in third-party relationships; actions and decisions of healthcare and pharmaceutical regulators; the impacts of competition; changes in the economic and financial conditions of the Upjohn Business or the business of Mylan or the combined company; the impact of outbreaks, epidemics or pandemics, such as the COVID-19 pandemic; uncertainties regarding future demand, pricing and reimbursement for Mylan’s, the Upjohn Business’s or the combined company’s products; and uncertainties and matters beyond the control of management and other factors described under “Risk Factors” in each of Pfizer’s, Upjohn Inc.’s (“Newco’s”) and Mylan’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (“SEC”). These risks, as well as other risks associated with Mylan, the Upjohn Business, the combined company and the Proposed Transaction are also more fully discussed in the Registration Statement on Form S-4, as amended, which includes a proxy statement/prospectus (as amended, the “Form S-4”), which was filed by Newco with the SEC on October 25, 2019 and declared effective by the SEC on February 13, 2020, the Registration Statement on Form 10, which includes an information statement (the “Form 10”), which was filed by Newco with the SEC on June 12, 2020 and declared effective by the SEC on June 30, 2020, a final information statement furnished with the Current Report on Form 8-K filed by Newco with the SEC on August 6, 2020 (the “Final Information Statement”), a definitive proxy statement, which was filed by Mylan with the SEC on February 13, 2020 (the “Proxy Statement”), and a prospectus, which was filed by Newco with the SEC on February 13, 2020 (the “Prospectus”). You can access Pfizer’s, Mylan’s and Newco’s filings with the SEC through the SEC website at www.sec.gov or through Pfizer’s or Mylan’s website, as applicable, and Pfizer and Mylan strongly encourage you to do so. Except as required by applicable law, Pfizer, Mylan and Newco undertake no obligation to update any statements herein for revisions or changes after this communication is made.

Additional Information and Where to Find It

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the Proposed Transaction, Newco and Mylan have filed certain materials with the SEC, including, among other materials, the Form S-4, Form 10 and Prospectus filed by Newco and the Proxy Statement filed by Mylan. The Form S-4 was declared effective on February 13, 2020 and the Proxy Statement and the Prospectus were first mailed to shareholders of Mylan on or about February 14, 2020 to seek approval of the Proposed Transaction. The Proposed Transaction was approved by Mylan’s shareholders on June 30, 2020. The Form 10 was declared effective on June 30, 2020. Newco made available the Final Information Statement on or about August 6, 2020. Newco and Mylan intend to file additional relevant materials with the SEC in connection with the Proposed Transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MYLAN, NEWCO AND THE PROPOSED TRANSACTION. The documents relating to the Proposed Transaction (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. These documents (when they are available) can also be obtained free of charge from Mylan, upon written request to Mylan or by contacting Mylan at (724) 514-1813 or investor.relations@mylan.com or from Pfizer on Pfizer’s internet website at https:// investors.Pfizer.com/financials/sec-filings/default.aspx or by contacting Pfizer’s Investor Relations Department at (212) 733-2323, as applicable.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

3.1	Certificate of Designation of Series B Junior Participating Redeemable Preferred Stock

104	Cover Page Interactive Data File—The cover page XBRL tags are embedded within the Inline XBRL Document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFIZER INC.

By:	/s/ Margaret M. Madden
Margaret M. Madden
Senior Vice President and Corporate Secretary Chief Governance Counsel

Date: November 13, 2020